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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - March 8, 2002


                          WILLIAMS ENERGY PARTNERS L.P.
                (Name of Registrant as specified in its charter)

       DELAWARE                                        1-16335                              73-1599053
(State or other jurisdiction                  (Commission File Number)                   (I.R.S. Employer
of incorporation or organization)                                                       Identification No.)



                               ONE WILLIAMS CENTER
                              TULSA, OKLAHOMA 74172
                                 (918) 573-2000
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)




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ITEM 5.    OTHER EVENTS

     On March 8, 2002, Williams Energy Partners L.P. (NYSE: WEG) reported that it is pursuing the purchase of Williams Pipe Line from The Williams Companies, Inc. (NYSE: WMB) for at least $900 million.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  99.1 Copy of Williams Energy Partners' press release dated March 8, 2002, publicly announcing the matters reported herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WILLIAMS ENERGY PARTNERS L.P.

Date: March 8, 2002                   By:  Williams GP LLC, its general partner


                                             By:  /s/ CRAIG R. RICH
                                                  -----------------------------
                                             Name:  Craig R. Rich
                                             Title: General Counsel


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                                INDEX TO EXHIBITS



     99.1 Copy of Williams Energy Partners' press release dated March 8, 2002, publicly announcing the matters reported herein.